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EXHIBIT 23.1

Consent of Independent Registered Public Accounting Firm

        We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated April 5, 2005 in Amendment No. 4 to the Registration Statement (Form F-1 No. 333-122233) and related Prospectus of Gentium S.p.A. for the registration of 3,105,000 ordinary shares.

/s/ Reconta, Ernst & Young S.p.A. Reconta, Ernst & Young S.p.A. Milan, Italy May 31, 2005

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  EXHIBIT 23.1
Consent of Independent Registered Public Accounting Firm